                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that each of F.N.B. Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Peter Mortensen, Gary Tice or John D. Waters, its, his and her true and lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's Director's capacity or capacities as shown below, (a) a Registration Statement of F.N.B. Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of between 1,800,000 and 2,100,000 shares of common stock, par value $2.00 per share, of F.N.B. Corporation, as determined by the "Designated Price" formula in the Agreement and Plan of Merger by and among F.N.B. Corporation, Citizens Community Bancorp, Inc. and Citizens Community Bank of Florida, dated December 18, 2000, to be issued in exchange for shares of common stock of Citizens Community Bank if Florida, Marco Island, Florida, upon consummation of the proposed merger of Citizens Community Bank of Florida with and into First National Bank of Naples, and any and all documents in support thereof or supplements thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of F.N.B. Corporation and said Officers and Directors hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as F.N.B. Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of F.N.B. Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.




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         IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below. This Power of Attorney may be executed in counterparts which, when taken together, constitute a single original thereof.

                                         F.N.B. CORPORATION
                                             (Registrant)


                                    By:  /s/ Gary L. Tice
                                         -------------------------------------
                                         Gary L. Tice
                                         President, Chief Executive Officer and
                                         Chief Operating Officer

                                    Dated:  January 5, 2001

/s/ Peter Mortensen                              Chairman of the Board and Director         January 5, 2001
------------------------------------
Peter Mortensen

/s/ Gary L. Tice                                 President, Chief Executive Officer,        January 5, 2001
------------------------------------             Chief Operating Officer and Director
Gary L. Tice                                     (Principal Executive Officer)

/s/ Stephen J. Gurgovits                         Vice Chairman and Director                 January 5, 2001
------------------------------------
Stephen J. Gurgovits

/s/ William J. Rundorff                          Executive Vice President                   January 5, 2001
 -----------------------------------
William J. Rundorff

/s/ John D. Waters                               Vice President and Chief Finance Officer   January 5, 2001
------------------------------------             (Principal Accounting Officer)
John D. Waters
                                                 Director                                   -----------------
------------------------------------
W. Richard Blackwood

                                                 Director                                   -----------------
------------------------------------
Alan C. Bomstein

/s/ William B. Campbell                          Director                                   January 5, 2001
 -----------------------------------
William B. Campbell

/s/ Charles T. Cricks                            Director                                   January 5, 2001
------------------------------------
Charles T. Cricks

/s/ Henry M. Ekker, Esq.                         Director                                   January 5, 2001
------------------------------------
Henry M. Ekker, Esq.

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

/s/ James S. Lindsay                             Director                                   January 5, 2001
------------------------------------
James S. Lindsay

/s/ Paul P. Lynch                                Director                                   January 5, 2001
------------------------------------
Paul P. Lynch

------------------------------------             Director                                   -----------------
Edward J. Mace

------------------------------------             Director                                   -----------------
Robert S. Moss

------------------------------------             Director                                   -----------------
William A. Quinn

/s/ William J. Strimbu                           Director                                   January 5, 2001
------------------------------------
William J. Strimbu

/s/ Archie O. Wallace                            Director                                   January 5, 2001
------------------------------------
Archie O. Wallace

/s/ James T. Weller                              Director                                   January 5, 2001
------------------------------------
James T. Weller

                                                 Director                                   ----------------
------------------------------------
Eric J. Werner, Esq.

------------------------------------             Director                                   -----------------
Robert B. Wiley

/s/ Donna C. Winner                              Director                                   January 5, 2001
------------------------------------
Donna C. Winner